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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2004

New World Restaurant Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27148 (Commission File Number)	13-3690261 (I.R.S. Employer Identification No.)
1687 Cole Boulevard Golden, Colorado 80401 (Address of Principal Executive Offices) (Zip Code)
(303) 568-8000 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Election of Directors; Appointment of Principal Officers

        On October 13, 2004, New World Restaurant Company, Inc. (the "Company") issued a press release announcing the election of Michael W. Arthur as a Director to the Company's Board. Mr. Arthur, age 65, will also serve on the Audit Committee and has been designated as the "financial expert." Since 1990, Mr. Arthur has headed a consulting and interim management firm specializing in restructurings, business development, and strategic, financial, marketing and branding strategies. Prior to 1990, Mr. Arthur has served as EVP and CFO for Sizzler Restaurants and Pinkerton Security; VP of Marketing for Mattel Toys; and also served in various other management roles for D'Arcy, Masius, Benton & Bowles Advertising and Procter and Gamble. Mr. Arthur has a B.A. degree from Johns Hopkins University and attended the Wharton Graduate School of Business.

        The Company also announced the appointment of Susan Daggett as Chief Strategy Officer and Mike Mrlik as Chief Operating Officer.

        Ms. Daggett, age 43, previously served as the Company's Chief Operating Officer. Ms. Daggett joined the Company in 1995 as Director, Operations Finance, and was subsequently promoted to V.P., Operations Finance, then to V.P. and Controller. In May 1998, she moved into the Company's purchasing and distribution areas, serving as V.P., Purchasing and later as V.P., Supply Chain, before becoming the Chief Supply Officer in May 2002 and Chief Operating Officer in October 2003. Ms. Daggett began her career at Ernst & Whinney. She has a B.A. degree in Business Administration from the University of Northern Iowa.

        Mr. Mrlik, age 46, joined the Company in October 1997 and has served in several capacities since then. He has been the Executive Vice President—Operations since October 2003, and previously served as Senior Vice President—Operations (May 2002—October 2003), Vice President—Operations (January 2000—May 2002), Vice President—Franchise (July 1999—January 2000), and Vice President—Operations (October 1997—July 1999). Mr. Mrlik has a B.A. degree from Washington and Lee University.

        The Company has not entered into employment agreements with either Ms. Daggett or Mr. Mrlik.

Item 8.01 Other Events

        On October 13, 2004, the Company announced that E. Nelson Heumann has been named Chairman of the Board of Directors. Paul Murphy, Chief Executive Officer, who had been serving as Acting Chairman since October 2003, continues on the Board as a Director.

Item 9.01 Financial Statements and Exhibits

(C)
Exhibits

99.1
Press release issued October 13, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD RESTAURANT GROUP, INC.
Date: October 14, 2004	/s/ RICHARD P. DUTKIEWICZ Richard P. Dutkiewicz Chief Financial Officer

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  Item 5.02 Election of Directors; Appointment of Principal Officers
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES